Exhibit 99.1

Arcadia Biosciences Contact:	Roosevelt Resources Contact:
Sue Wandell	Jerrel Branson
ir@arcadiabio.com	jerrel@rooseveltresources.com

ARCADIA BIOSCIENCES (RKDA) ENTERS INTO BUSINESS COMBINATION AGREEMENT WITH ROOSEVELT RESOURCES IN ALL-STOCK TRANSACTION

-- Companies to host a joint investor call on December 11, 2024 at 4:30 p.m. ET --

Dallas, Texas (December 5, 2024) – Arcadia Biosciences, Inc.® (Nasdaq: RKDA) and Roosevelt Resources LP announced today that they have entered into a definitive securities exchange agreement which, when completed, will combine the two companies in an all-stock transaction. Under the terms of the agreement, Arcadia will issue to the partners of Roosevelt shares of Arcadia common stock at the closing of the transaction in exchange for all of the equity interests in Roosevelt. Following the closing of the transaction, the current equity owners of Roosevelt and the Arcadia shareholders as of the closing are expected to own approximately 90% and 10%, respectively, of the outstanding shares of Arcadia, subject to certain possible adjustments as provided in the definitive agreement.

“Since July 2023, Arcadia has been undergoing a strategic review with external advisors to evaluate the best alternatives for maximizing shareholder value,” said T.J. Schaefer, president and CEO of Arcadia. “During that time, we have streamlined our operations to focus on Zola® coconut water, reduced operating expenses and generated non-dilutive capital through the sale of our GoodWheatTM brand and our wheat IP. After a comprehensive and prolonged review, we have concluded that a business combination with Roosevelt Resources is the best alternative to create value for Arcadia and its shareholders.”

Roosevelt is a privately held, Dallas, Texas based exploration and production company led by industry veteran Elliott “Tony” Roosevelt, Jr. and his team of experienced oil and gas professionals with an extensive background in development of major oil and natural gas projects. Roosevelt’s primary asset is a carbon capture utilization and storage (CCUS) oil and natural gas project spanning 16,208 (13,892 net) contiguous acres on the Northwest Shelf of the Texas Permian Basin that Roosevelt plans to develop over the next 40+ years as an enhanced oil recovery (EOR) project reaching an anticipated peak production capacity in 2051 of 55,000 gross barrels of oil equivalent per day (boepd).1

1 Estimates of produceable and recoverable hydrocarbons are dependent on many factors, including the costs of development and operations, capital expenditures to be made and actual prices received for oil and natural gas. Estimates of produceable and recoverable hydrocarbons are not estimates of reserves prepared in accordance with regulations of the Securities and Exchange Commission (“SEC”).

Roosevelt’s Assets and Operations

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Roosevelt’s CCUS project is located within the RR-Googins field, which is part of the Texas Railroad Commission designated Platang (San Andres) Field in Yoakum County, Texas and covers 25 square-miles. The planned development of the project is expected to result in one of the largest CCUS projects in the United States.

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Roosevelt has commissioned third party studies with respect to the oil in place in the project which serve as the framework for the full field development. The most recent model prepared by Schlumberger estimates 956 million gross technically recoverable barrels of oil equivalent (boe) over an estimated 70-year life of the project.1

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Over $82 million has been invested by Roosevelt in the project to date with a goal of reducing risks relating to the development plan. Appraisal wells confirming hydrocarbon saturation in the San Andres reservoir within the RR-Googins field have been on-line since 2015, and have produced approximately 1.2 million gross boe since then, with current production of approximately 450 gross boepd. The internally prepared reserve report of Roosevelt as of September 30, 2024 using the SEC pricing methodology estimates proved undeveloped reserves of approximately 780 million gross boe and proved developed producing reserves of approximately 3.8 million gross boe.

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Roosevelt intends to deploy the use of horizontal drilling to construct carbon dioxide (CO2) injection wells together with producing hydrocarbon wells, with the goal of leveraging improved capital efficiency compared to conventional straight hole drilling for subsurface CO2 flooding.

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Roosevelt estimates that development costs to complete the initial CO2 distribution system, drill CO2 injection wells and complete initial CO2 injection(s) through 2025 will be in the range of $125 million. Roosevelt’s development anticipates that field total production will increase an average of approximately 4,000 gross boepd each year for the first ten years after CO2 response, reaching an anticipated rate exceeding 40,000 gross boepd and remaining greater than 40,000 gross boepd for over 30 years. It is anticipated that a peak production rate of approximately 55,000 gross boepd will be achieved for ten years beginning in 2051.

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Roosevelt is currently in discussions with various groups to source anthropogenic CO2 long-term supply agreements that Roosevelt believes should result in carbon advantaged oil production as the project develops.

1 Estimates of produceable and recoverable hydrocarbons are dependent on many factors, including the costs of development and operations, capital expenditures to be made and actual prices received for oil and natural gas. Estimates of produceable and recoverable hydrocarbons are not estimates of reserves prepared in accordance with regulations of the Securities and Exchange Commission (“SEC”).

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The RR-Googins field is transversed by a major CO2 pipeline and is strategically located approximately 20 miles from existing infrastructure in the Permian Basin including Denver City, the world’s largest CO2 hub distributing CO2 from the Cortez, Sheep Mountain and Bravo CO2 pipelines.

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Roosevelt intends to apply a Miscible Ascending Dispersion (MAD) method to the field utilizing both natural and anthropogenic CO2 in seeking to recognize a higher recovery factor compared to traditional CO2 floods elsewhere in the Permian Basin. The MAD application currently has a processing patent application pending that, if granted, would allow Roosevelt to apply the MAD method to other fields and basins to achieve higher rates of oil recovery.

About the Proposed Transaction, Management and Organization

At the closing of the transaction and thereafter, the following are expected to occur:

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Arcadia will effectuate a change of its corporate name to Roosevelt Resources, Inc.

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Assuming Nasdaq approval of the company’s application for continued listing of its shares on the Nasdaq Capital Market, the company’s shares are expected to trade under a new trading symbol.

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Current management of Roosevelt will manage the combined entity with Tony Roosevelt serving as chief executive officer, Jimmy Hawkins serving as president and chief operations officer, and Jerrel Branson serving as chief financial officer.

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One or more members of Arcadia management and personnel may continue to assist in managing the existing on-going operations of Arcadia.

Elliott “Tony” Roosevelt, Jr., chairman and CEO of Roosevelt stated, “This asset has been in the Roosevelt Family for over 100 years. Starting in 2007, we started the study and evaluation of the RR-Googins field to position it for field wide development. Through the application of technology, drilling and producing oil and planning and sourcing necessary components for field development, we believe we are positioned to now execute on this promising project. This business combination with Arcadia will position us to continue the next steps in this field development.”

Investor Call

Senior management from Arcadia and Roosevelt will hold an investor call on December 11, 2024 at 4:30 p.m. ET to discuss key details and benefits of this transaction. Interested participants may join the conference call using the following options:

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An audio-only webcast of the conference call will be available, with a link posted in the Investors section of Arcadia’s website.

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To join the live call, please register here, and a dial-in number and unique PIN will be provided.

The related slide presentation will be available in the Investors section of Arcadia’s website at www.arcadiabio.com and on Roosevelt’s website at www.rooseveltresources.com.

Timing and Approvals

The transaction is expected to close during the first quarter of 2025 or thereafter, and it is subject to customary closing conditions and regulatory approvals, including the filing and effectiveness of a registration statement to be filed by Arcadia with the Securities and Exchange Commission, approval by the Arcadia stockholders, at a special meeting of stockholders, of proposals relating to the proposed transaction, approval by Nasdaq of the shares to be issued in the transaction and continued listing of the common stock on the Nasdaq Capital Market, and other closing conditions.

Transaction Advisors

Lake Street Capital Markets acted as exclusive financial advisor to Arcadia, and Weintraub Tobin is serving as legal advisor to Arcadia.

Roth Capital Partners acted as exclusive financial advisor to Roosevelt, and Jones & Keller is serving as legal advisor to Roosevelt.

About Arcadia Biosciences, Inc.

Since 2002, Arcadia Biosciences (Nasdaq: RKDA) has been innovating high-value, healthy ingredients to meet consumer demands for healthier choices. With its roots in agricultural innovation, Arcadia cultivates next-generation wellness products. For more information, visit www.arcadiabio.com.

About Roosevelt Resources, LP

Since 2007, Roosevelt has assembled a proposed carbon capture utilization and storage (CCUS) project spanning 16,208 gross (13,892 net) contiguous acres in the Permian Basin planned to be produced as a CO2 enhanced oil recovery (EOR) project. For more information visit www.rooseveltresources.com.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, about Arcadia and Roosevelt. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Forward-looking statements include any statements regarding the expected timetable for completing the proposed transaction, the results, effects, and benefits of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance. Any other statements regarding Arcadia’s or Roosevelt’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are forward-looking statements based on assumptions currently believed to be valid. Forward-looking statements involve a wide variety of risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties relating to Arcadia include, but are not limited to, the risks set forth in filings that Arcadia makes with the SEC from time to time, including in Arcadia’s Annual Report on Form 10-K for the year ended December 31, 2023 and other filings that Arcadia has made with the SEC since that date. Specific forward-looking statements also include statements regarding Roosevelt’s technology, Roosevelt’s anticipated development and production plans, and the ability of Roosevelt to grow production. The risks and uncertainties relating to Roosevelt include, without limitation, statements with respect to Roosevelt’s strategy and prospects; statements about resource potential, expected future expenditures, production, financial position, business strategy, revenues, costs, capital expenditures and debt levels. Forward-looking statements are based on current expectations and assumptions and analyses made by Roosevelt and its management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under Roosevelt’s credit facility; Roosevelt’s ability to generate sufficient cash flows from operations to meet the internally funded portions of its capital expenditures budget; the effects of future regulatory or legislative actions; cost and availability of transportation and storage capacity as a result of oversupply, government regulation or other factors; and possible changes in taxation and environmental regulation. The combined company will have other risks and uncertainties as set forth below.

In addition, these forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that stockholders of Arcadia may not approve the issuance of new shares of Arcadia common stock in the transaction or other proposals that are a condition to the transaction or that the stockholders of Arcadia and the partners of Roosevelt may not approve matters relating to the exchange agreement; the risk that any condition to closing of the proposed transaction may not be satisfied, that either party may terminate the exchange agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Arcadia and Roosevelt; the effects of the business combination of Arcadia and Roosevelt, including the combined company’s future financial condition, results of operations, strategy and plans; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Arcadia nor Roosevelt assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

This press release contains hyperlinks to information that is not deemed to be incorporated by reference into this press release.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE.

Additional Information for Stockholders

In connection with the proposed transaction, Arcadia intends to file materials with the SEC, including a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement/prospectus. After the Registration Statement is declared effective by the SEC, Arcadia intends to mail a definitive proxy statement/prospectus to the stockholders of Arcadia. This press release is not a substitute for the proxy statement/prospectus or the Registration Statement or for any other document that Arcadia may file with the SEC and send to Arcadia’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ARCADIA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ARCADIA WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCADIA, ROOSEVELT, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Arcadia with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Arcadia will be available free of charge from Arcadia’s website at www.arcadiabiosciences.com under the “Investor” tab.

Participants in the Proxy Solicitation

Arcadia, Roosevelt and their respective directors, partners and certain of their officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Arcadia’s stockholders in connection with the proposed transactions. Information regarding the officers and directors of Arcadia is included in Arcadia’s most recent Annual Report on Form 10-K/A filed with the SEC on April 29, 2024, including any information incorporated therein by reference, as filed with the SEC, and its definitive proxy statement for its 2024 annual meeting filed with the SEC on May 16, 2024. Additional information regarding such persons, as well as information regarding Roosevelt’s directors, managers and officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

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